UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2023

FRANKLIN

S&P 500 INDEX FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

II	Franklin S&P 500 Index Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin S&P 500 Index Fund for the twelve-month reporting period ended September 30, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective September 1, 2023, Joseph Giroux ceased to be a member of the Fund’s portfolio management team. For more information, please see the Fund’s prospectus supplement dated September 1, 2023.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2023

Franklin S&P 500 Index Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Index (the “Index”)i. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, included in the Index. The Fund seeks to be fully invested in stocks included in the Index. The Fund holds a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity. The Fund may use derivatives to track the performance of or to simulate full investment in the Index.

The Fund is managed as a “pure” index fund. As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Fund. Instead, we attempt to mirror the investment performance of the Index as closely as possible by reviewing daily and adjusting when necessary the Fund’s portfolio to reflect the companies included in the Index and their weightings.

Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s returns may be below those of the Index because of the Fund’s operating expenses. The Fund’s ability to replicate the performance of the Index will depend, to some extent, on the size of cash flows into and out of the Fund. The Fund will make investment changes to accommodate these cash flows and to maximize the similarity of the Fund’s assets to those of the Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Index returned 21.62% over the twelve-month reporting period ended September 30, 2023. Virtually all sectors advanced, a number in double digits. The information technology (“IT”), communication services and energy sectors were the best performing. Only the utilities and real estate sectors posted negative returns.

Following a solid rebound in October and November of 2022 as inflation data improved, the U.S. equity market pulled back broadly in December, leaving major indexes with their strongest quarter of 2022 but their worst calendar-year performance since 2008. Even as the U.S. economy returned to growth in the third quarter and supply chains continued improving through December, investor sentiment oscillated between expectations of a soft and a hard economic landing, driven by what has been the fastest pace of interest-rate hikes since the early 1980s. And although markets initially cheered as China began rapidly phasing out pandemic lockdowns tied to its zero-COVID policies, by mid-December U.S. investors grew at least equally worried about the global implications of a dramatic surge in COVID-19 cases across China.

Franklin S&P 500 Index Fund 2023 Annual Report	1

Fund overview (cont’d)

Key U.S. equity indexes ended the first quarter of 2023 with gains despite a bout of heightened financial market volatility in March due to turmoil in the banking industry. Two mid-sized U.S. banks collapsed, and a Swiss bank was forced into a merger. However, quick intervention by the authorities helped to calm these fears, while better-than-feared corporate earnings reports and smaller interest-rate increases from the U.S. Federal Reserve Board (the “Fed”) also supported investor sentiment.

Key measures of U.S. stocks rose during the second quarter of 2023, driven by better-than-expected first-quarter corporate earnings reports, the suspension of the debt ceiling, subsiding concerns about U.S. regional banks, resilient economic growth, and hopes for an end to the Fed’s campaign of interest-rate hikes. Investor enthusiasm for artificial intelligence bolstered technology-related stocks in the IT, consumer discretionary and communication services sectors.

The first-half 2023 rally in U.S. equities initially stretched into July, but Fitch Ratings downgraded the country’s credit rating to AA+ from AAA early in August, and U.S. stocks fell during August and September amid a significant rise in U.S. Treasury yields as the Fed indicated it would keep interest rates higher for longer than investors had previously expected. Stock market losses for the third quarter were fairly broad-based as nearly all sectors of a key Index declined. The Fed raised the federal funds target rate in July to the highest level since 2001 but paused in September. In August, the core personal consumption expenditures price index — which excludes food and energy prices and is the Fed’s preferred inflation gauge — reached the lowest level since May 2021 but remained significantly higher than the Fed’s 2.0% long-run inflation target. U.S. gross domestic product growth moderated in the second quarter, while recent employment reports have indicated a cooling but resilient labor market. Meanwhile, U.S. manufacturing activity remained in contraction during the third quarter, while services activity continued to expand.

Q. How did we respond to these changing market conditions?

A. The Fund is not actively managed. It is managed as a “pure” index fund. Like most index funds, we replicate the holdings of the Index to the extent possible, given cash flows into and out of the Fund. No change in the investment process was required due to changing conditions. The Fund utilized S&P 500 Index futures contracts to equitize its cash position. These derivative positions represented a minimal weight in the portfolio and modestly contributed to performance.

Performance review

For the twelve months ended September 30, 2023, Class A shares of Franklin S&P 500 Index Fund returned 20.99%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 21.62% for the same period.

2	Franklin S&P 500 Index Fund 2023 Annual Report

Performance Snapshot as of September 30, 2023 (unaudited)
	6 months	12 months
Franklin S&P 500 Index Fund:
Class A	4.89%	20.99%
Class D	5.03%	21.23%
S&P 500 Index	5.18%	21.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 30, 2023, the gross total annual fund operating expense ratios for Class A and Class D shares were 0.61% and 0.43%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.54% for Class A shares and 0.34% for Class D shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The IT sector had the best return in the Index by a significant margin for the period, followed by communication services and energy names; these sectors had returns in excess of 30% for the twelve-month period. The industrials sector also contributed, with a return higher than the Index overall and a meaningful Index weight.

Franklin S&P 500 Index Fund 2023 Annual Report	3

Fund overview (cont’d)

The strongest contributor for the reporting period at the security level was semi-conductor firm NVIDIA, with its return of 258.34%. The company made a meaningful investment in artificial intelligence (AI). With significant weights in the Index and returns of approximately 36.88% and 24.62% respectively, Microsoft and Apple were also strong contributors. Meta Platforms also had a return of 121.26%.

Q. What were the leading detractors from performance?

A. The utilities and real estate sectors had the weakest returns in the Index for the twelve-month reporting period, with the only negative returns. By virtue of a relatively weak return and weight in the Index, consumer staples was also a leading detractor from performance.

The largest detractor at the security level by virtue of its weight in the Index and a negative return was Tesla (-5.67%). Other leading detractors with double-digit negative returns were Pfizer (-21.12%), NextEra Energy (-25.11%) and CVS Health (-24.62%).

Thank you for your investment in Franklin S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Franklin Advisers, Inc.

October 12, 2023

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as futures and options on securities or securities indexes and options on futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2023 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this September 30, 2023 were: Apple Inc. (7.0%), Microsoft Corp. (6.5%), Amazon.com Inc. (3.2%), NVIDIA Corp. (3.0%), Alphabet Inc., Class A Shares

4	Franklin S&P 500 Index Fund 2023 Annual Report

(2.1%), Tesla Inc. (1.9%), Meta Platforms Inc. (1.8%), Alphabet Inc., Class C Shares (1.8%), Berkshire Hathaway Inc. (1.8%) and Exxon Mobil Corp. (1.3%). Please refer to pages 11 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2023 were: information technology (27.3%), health care (13.3%), financials (12.7%), consumer discretionary (10.6%) and communication services (8.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

Franklin S&P 500 Index Fund 2023 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2023 and September 30, 2022 and does not include derivatives, such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

6	Franklin S&P 500 Index Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2023 and held for the six months ended September 30, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.89%	$1,000.00	$1,048.90	0.54%	$2.77	Class A	5.00%	$1,000.00	$1,022.36	0.54%	$2.74
Class D	5.03	1,000.00	1,050.30	0.34	1.75	Class D	5.00	1,000.00	1,023.36	0.34	1.72

Franklin S&P 500 Index Fund 2023 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	Franklin S&P 500 Index Fund 2023 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class A	Class D
Twelve Months Ended 9/30/23	20.99%	21.23%
Five Years Ended 9/30/23	9.35	9.57
Ten Years Ended 9/30/23	11.30	11.53

Cumulative total returns[1]
Class A (9/30/13 through 9/30/23)	191.76%
Class D (9/30/13 through 9/30/23)	197.74

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Franklin S&P 500 Index Fund 2023 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A Shares of Franklin S&P 500 Index Fund vs. S&P 500 Index† — September 2013 - September 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Franklin S&P 500 Index Fund on September 30, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2023. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index (the “Index”) is an unmanaged index of the stocks of 500 leading companies and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A shares performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

10	Franklin S&P 500 Index Fund 2023 Annual Report

Schedule of investments

September 30, 2023

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.3%
Communication Services — 8.8%
Diversified Telecommunication Services — 0.7%
AT&T Inc.	71,645	$1,076,108
Verizon Communications Inc.	41,954	1,359,729
Total Diversified Telecommunication Services		2,435,837
Entertainment — 1.3%
Activision Blizzard Inc.	7,204	674,511
Electronic Arts Inc.	2,441	293,896
Live Nation Entertainment Inc.	1,414	117,419	*
Netflix Inc.	4,433	1,673,901	*
Take-Two Interactive Software Inc.	1,575	221,114	*
Walt Disney Co.	18,310	1,484,025	*
Warner Bros. Discovery Inc.	22,050	239,463	*
Total Entertainment		4,704,329
Interactive Media & Services — 5.8%
Alphabet Inc., Class A Shares	59,375	7,769,813	*
Alphabet Inc., Class C Shares	50,505	6,659,084	*
Match Group Inc.	2,867	112,315	*
Meta Platforms Inc., Class A Shares	22,244	6,677,871	*
Total Interactive Media & Services		21,219,083
Media — 0.8%
Charter Communications Inc., Class A Shares	1,017	447,297	*
Comcast Corp., Class A Shares	41,187	1,826,232
Fox Corp., Class A Shares	2,372	74,006
Fox Corp., Class B Shares	1,449	41,847
Interpublic Group of Cos. Inc.	3,940	112,921
News Corp., Class A Shares	3,690	74,021
News Corp., Class B Shares	1,230	25,670
Omnicom Group Inc.	2,015	150,077
Paramount Global, Class B Shares	5,032	64,913
Total Media		2,816,984
Wireless Telecommunication Services — 0.2%
T-Mobile US Inc.	5,180	725,459	*
Total Communication Services		31,901,692
Consumer Discretionary — 10.6%
Automobile Components — 0.1%
Aptiv PLC	2,861	282,066	*
BorgWarner Inc.	2,367	95,556
Total Automobile Components		377,622

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2023 Annual Report	11

Schedule of investments (cont’d)

September 30, 2023

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Automobiles — 2.2%
Ford Motor Co.	39,613	$491,993
General Motors Co.	13,612	448,788
Tesla Inc.	27,637	6,915,330	*
Total Automobiles		7,856,111
Broadline Retail — 3.3%
Amazon.com Inc.	90,879	11,552,538	*
eBay Inc.	5,414	238,703
Etsy Inc.	1,251	80,790	*
Total Broadline Retail		11,872,031
Distributors — 0.1%
Genuine Parts Co.	1,407	203,143
LKQ Corp.	2,612	129,320
Pool Corp.	398	141,728
Total Distributors		474,191
Hotels, Restaurants & Leisure — 2.1%
Airbnb Inc., Class A Shares	4,262	584,789	*
Booking Holdings Inc.	356	1,097,886	*
Caesars Entertainment Inc.	2,190	101,507	*
Carnival Corp.	10,306	141,398	*
Chipotle Mexican Grill Inc.	278	509,249	*
Darden Restaurants Inc.	1,212	173,583
Domino’s Pizza Inc.	357	135,228
Expedia Group Inc.	1,330	137,083	*
Hilton Worldwide Holdings Inc.	2,636	395,875
Las Vegas Sands Corp.	3,274	150,080
Marriott International Inc., Class A Shares	2,502	491,793
McDonald’s Corp.	7,288	1,919,951
MGM Resorts International	2,774	101,972
Norwegian Cruise Line Holdings Ltd.	4,180	68,886	*
Royal Caribbean Cruises Ltd.	2,352	216,713	*
Starbucks Corp.	11,478	1,047,597
Wynn Resorts Ltd.	952	87,974
Yum! Brands Inc.	2,841	354,955
Total Hotels, Restaurants & Leisure		7,716,519
Household Durables — 0.3%
DR Horton Inc.	3,029	325,527
Garmin Ltd.	1,501	157,905
Lennar Corp., Class A Shares	2,516	282,371
Mohawk Industries Inc.	545	46,766	*
NVR Inc.	32	190,826	*

See Notes to Financial Statements.

12	Franklin S&P 500 Index Fund 2023 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Household Durables — continued
PulteGroup Inc.	2,213	$163,873
Whirlpool Corp.	545	72,866
Total Household Durables		1,240,134
Leisure Products — 0.0%††
Hasbro Inc.	1,287	85,122
Specialty Retail — 2.1%
AutoZone Inc.	183	464,818	*
Bath & Body Works Inc.	2,325	78,585
Best Buy Co. Inc.	1,936	134,494
CarMax Inc.	1,606	113,592	*
Home Depot Inc.	10,056	3,038,521
Lowe’s Cos. Inc.	5,855	1,216,903
O’Reilly Automotive Inc.	609	553,496	*
Ross Stores Inc.	3,396	383,578
TJX Cos. Inc.	11,461	1,018,654
Tractor Supply Co.	1,106	224,573
Ulta Beauty Inc.	500	199,725	*
Total Specialty Retail		7,426,939
Textiles, Apparel & Luxury Goods — 0.4%
NIKE Inc., Class B Shares	12,252	1,171,536
Ralph Lauren Corp.	440	51,080
Tapestry Inc.	2,274	65,378
VF Corp.	3,226	57,003
Total Textiles, Apparel & Luxury Goods		1,344,997
Total Consumer Discretionary		38,393,666
Consumer Staples — 6.5%
Beverages — 1.6%
Brown-Forman Corp., Class B Shares	1,787	103,092
Coca-Cola Co.	38,926	2,179,077
Constellation Brands Inc., Class A Shares	1,614	405,647
Keurig Dr Pepper Inc.	10,044	317,089
Molson Coors Beverage Co., Class B Shares	1,842	117,133
Monster Beverage Corp.	7,421	392,942	*
PepsiCo Inc.	13,779	2,334,714
Total Beverages		5,849,694
Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	4,428	2,501,643
Dollar General Corp.	2,220	234,876
Dollar Tree Inc.	2,105	224,077	*
Kroger Co.	6,498	290,786

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2023 Annual Report	13

Schedule of investments (cont’d)

September 30, 2023

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Consumer Staples Distribution & Retail — continued
Sysco Corp.	5,086	$335,930
Target Corp.	4,629	511,829
Walgreens Boots Alliance Inc.	7,102	157,948
Walmart Inc.	14,297	2,286,519
Total Consumer Staples Distribution & Retail		6,543,608
Food Products — 1.0%
Archer-Daniels-Midland Co.	5,349	403,422
Bunge Ltd.	1,519	164,432
Campbell Soup Co.	2,032	83,475
Conagra Brands Inc.	4,725	129,559
General Mills Inc.	5,911	378,245
Hershey Co.	1,517	303,521
Hormel Foods Corp.	2,918	110,972
JM Smucker Co.	974	119,714
Kellanova	2,531	150,620
Kraft Heinz Co.	7,955	267,606
Lamb Weston Holdings Inc.	1,475	136,378
McCormick & Co. Inc., Non Voting Shares	2,543	192,352
Mondelez International Inc., Class A Shares	13,641	946,685
Tyson Foods Inc., Class A Shares	2,887	145,765
Total Food Products		3,532,746
Household Products — 1.3%
Church & Dwight Co. Inc.	2,438	223,394
Clorox Co.	1,258	164,873
Colgate-Palmolive Co.	8,338	592,915
Kimberly-Clark Corp.	3,409	411,978
Procter & Gamble Co.	23,588	3,440,546
Total Household Products		4,833,706
Personal Care Products — 0.2%
Estee Lauder Cos. Inc., Class A Shares	2,315	334,633
Kenvue Inc.	17,098	343,328
Total Personal Care Products		677,961
Tobacco — 0.6%
Altria Group Inc.	17,715	744,916
Philip Morris International Inc.	15,486	1,433,694
Total Tobacco		2,178,610
Total Consumer Staples		23,616,325
Energy — 4.7%
Energy Equipment & Services — 0.4%
Baker Hughes Co.	10,104	356,873

See Notes to Financial Statements.

14	Franklin S&P 500 Index Fund 2023 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Energy Equipment & Services — continued
Halliburton Co.	9,060	$366,930
Schlumberger NV	14,269	831,883
Total Energy Equipment & Services		1,555,686
Oil, Gas & Consumable Fuels — 4.3%
APA Corp.	3,022	124,204
Chevron Corp.	17,768	2,996,040
ConocoPhillips	11,986	1,435,923
Coterra Energy Inc.	7,647	206,851
Devon Energy Corp.	6,387	304,660
Diamondback Energy Inc.	1,751	271,195
EOG Resources Inc.	5,846	741,039
EQT Corp.	3,553	144,181
Exxon Mobil Corp.	40,078	4,712,371
Hess Corp.	2,782	425,646
Kinder Morgan Inc.	19,013	315,236
Marathon Oil Corp.	6,070	162,372
Marathon Petroleum Corp.	4,000	605,360
Occidental Petroleum Corp.	6,627	429,960
ONEOK Inc.	6,179	391,934
Phillips 66	4,454	535,148
Pioneer Natural Resources Co.	2,345	538,295
Targa Resources Corp.	2,173	186,270
Valero Energy Corp.	3,531	500,378
Williams Cos. Inc.	12,164	409,805
Total Oil, Gas & Consumable Fuels		15,436,868
Total Energy		16,992,554
Financials — 12.7%
Banks — 3.0%
Bank of America Corp.	69,193	1,894,504
Citigroup Inc.	19,267	792,452
Citizens Financial Group Inc.	4,577	122,664
Comerica Inc.	1,279	53,142
Fifth Third Bancorp	6,768	171,433
Huntington Bancshares Inc.	14,339	149,126
JPMorgan Chase & Co.	29,095	4,219,357
KeyCorp	9,227	99,283
M&T Bank Corp.	1,666	210,666
PNC Financial Services Group Inc.	4,003	491,448
Regions Financial Corp.	9,235	158,842
Truist Financial Corp.	13,466	385,262

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2023 Annual Report	15

Schedule of investments (cont’d)

September 30, 2023

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
US Bancorp	15,556	$514,281
Wells Fargo & Co.	36,614	1,496,048
Zions Bancorp NA	1,548	54,010
Total Banks		10,812,518
Capital Markets — 2.8%
Ameriprise Financial Inc.	1,016	334,955
Bank of New York Mellon Corp.	7,753	330,665
BlackRock Inc.	1,402	906,379
Blackstone Inc.	7,097	760,373
Cboe Global Markets Inc.	1,062	165,895
Charles Schwab Corp.	14,927	819,492
CME Group Inc.	3,606	721,993
FactSet Research Systems Inc.	392	171,406
Franklin Resources Inc.	2,833	69,635	(a)
Goldman Sachs Group Inc.	3,296	1,066,487
Intercontinental Exchange Inc.	5,738	631,295
Invesco Ltd.	4,526	65,718
MarketAxess Holdings Inc.	380	81,183
Moody’s Corp.	1,584	500,813
Morgan Stanley	12,763	1,042,354
MSCI Inc.	788	404,307
Nasdaq Inc.	3,344	162,485
Northern Trust Corp.	2,062	143,268
Raymond James Financial Inc.	1,894	190,214
S&P Global Inc.	3,254	1,189,044
State Street Corp.	3,176	212,665
T. Rowe Price Group Inc.	2,256	236,587
Total Capital Markets		10,207,213
Consumer Finance — 0.4%
American Express Co.	5,812	867,092
Capital One Financial Corp.	3,816	370,343
Discover Financial Services	2,556	221,426
Synchrony Financial	4,227	129,220
Total Consumer Finance		1,588,081
Financial Services — 4.3%
Berkshire Hathaway Inc., Class B Shares	18,253	6,394,026	*
Fidelity National Information Services Inc.	5,942	328,414
Fiserv Inc.	6,083	687,136	*
FleetCor Technologies Inc.	734	187,419	*
Global Payments Inc.	2,595	299,437

See Notes to Financial Statements.

16	Franklin S&P 500 Index Fund 2023 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Financial Services — continued
Jack Henry & Associates Inc.	732	$110,634
Mastercard Inc., Class A Shares	8,327	3,296,743
PayPal Holdings Inc.	10,979	641,832	*
Visa Inc., Class A Shares	16,082	3,699,021
Total Financial Services		15,644,662
Insurance — 2.2%
Aflac Inc.	5,356	411,073
Allstate Corp.	2,627	292,674
American International Group Inc.	7,083	429,230
Aon PLC, Class A Shares	2,032	658,815
Arch Capital Group Ltd.	3,765	300,108	*
Arthur J Gallagher & Co.	2,148	489,594
Assurant Inc.	534	76,672
Brown & Brown Inc.	2,336	163,146
Chubb Ltd.	4,113	856,244
Cincinnati Financial Corp.	1,592	162,846
Everest Group Ltd.	430	159,818
Globe Life Inc.	911	99,053
Hartford Financial Services Group Inc.	3,089	219,041
Loews Corp.	1,898	120,162
Marsh & McLennan Cos. Inc.	4,925	937,228
MetLife Inc.	6,303	396,522
Principal Financial Group Inc.	2,218	159,851
Progressive Corp.	5,856	815,741
Prudential Financial Inc.	3,593	340,940
Travelers Cos. Inc.	2,308	376,919
Willis Towers Watson PLC	1,025	214,184
WR Berkley Corp.	2,041	129,583
Total Insurance		7,809,444
Total Financials		46,061,918
Health Care — 13.3%
Biotechnology — 2.1%
AbbVie Inc.	17,700	2,638,362
Amgen Inc.	5,367	1,442,435
Biogen Inc.	1,457	374,464	*
Gilead Sciences Inc.	12,394	928,806
Incyte Corp.	1,881	108,665	*
Moderna Inc.	3,307	341,580	*

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2023 Annual Report	17

Schedule of investments (cont’d)

September 30, 2023

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Biotechnology — continued
Regeneron Pharmaceuticals Inc.	1,068	$878,921	*
Vertex Pharmaceuticals Inc.	2,587	899,604	*
Total Biotechnology		7,612,837
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	17,338	1,679,185
Align Technology Inc.	708	216,167	*
Baxter International Inc.	5,018	189,379
Becton Dickinson & Co.	2,902	750,254
Boston Scientific Corp.	14,645	773,256	*
Cooper Cos. Inc.	492	156,461
DENTSPLY SIRONA Inc.	2,044	69,823
Dexcom Inc.	3,868	360,884	*
Edwards Lifesciences Corp.	6,090	421,915	*
GE HealthCare Technologies Inc.	3,901	265,424
Hologic Inc.	2,508	174,055	*
IDEXX Laboratories Inc.	840	367,307	*
Insulet Corp.	707	112,759	*
Intuitive Surgical Inc.	3,509	1,025,646	*
Medtronic PLC	13,267	1,039,602
ResMed Inc.	1,473	217,813
STERIS PLC	967	212,179
Stryker Corp.	3,396	928,025
Teleflex Inc.	482	94,670
Zimmer Biomet Holdings Inc.	2,080	233,418
Total Health Care Equipment & Supplies		9,288,222
Health Care Providers & Services — 3.0%
Cardinal Health Inc.	2,531	219,741
Cencora Inc.	1,687	303,609
Centene Corp.	5,382	370,712	*
Cigna Group	2,978	851,917
CVS Health Corp.	12,853	897,397
DaVita Inc.	554	52,370	*
Elevance Health Inc.	2,348	1,022,366
HCA Healthcare Inc.	2,011	494,666
Henry Schein Inc.	1,352	100,386	*
Humana Inc.	1,247	606,690
Laboratory Corp. of America Holdings	904	181,749
McKesson Corp.	1,337	581,394
Molina Healthcare Inc.	584	191,488	*
Quest Diagnostics Inc.	1,146	139,652

See Notes to Financial Statements.

18	Franklin S&P 500 Index Fund 2023 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc.	9,271	$4,674,346
Universal Health Services Inc., Class B Shares	655	82,353
Total Health Care Providers & Services		10,770,836
Life Sciences Tools & Services — 1.5%
Agilent Technologies Inc.	2,997	335,124
Bio-Rad Laboratories Inc., Class A Shares	215	77,067	*
Bio-Techne Corp.	1,556	105,917
Charles River Laboratories International Inc.	512	100,342	*
Danaher Corp.	6,561	1,627,784
Illumina Inc.	1,578	216,628	*
IQVIA Holdings Inc.	1,805	355,134	*
Mettler-Toledo International Inc.	219	242,667	*
Revvity Inc.	1,244	137,711
Thermo Fisher Scientific Inc.	3,872	1,959,890
Waters Corp.	595	163,155	*
West Pharmaceutical Services Inc.	750	281,407
Total Life Sciences Tools & Services		5,602,826
Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	20,901	1,213,094
Catalent Inc.	1,786	81,317	*
Eli Lilly & Co.	7,982	4,287,372
Johnson & Johnson	24,070	3,748,902
Merck & Co. Inc.	25,365	2,611,327
Organon & Co.	2,574	44,685
Pfizer Inc.	56,358	1,869,395
Viatris Inc.	12,196	120,252
Zoetis Inc.	4,627	805,005
Total Pharmaceuticals		14,781,349
Total Health Care		48,056,070
Industrials — 8.2%
Aerospace & Defense — 1.5%
Axon Enterprise Inc.	717	142,676	*
Boeing Co.	5,680	1,088,742	*
General Dynamics Corp.	2,272	502,044
Howmet Aerospace Inc.	3,877	179,311
Huntington Ingalls Industries Inc.	406	83,059
L3Harris Technologies Inc.	1,918	333,962
Lockheed Martin Corp.	2,231	912,390
Northrop Grumman Corp.	1,435	631,673
RTX Corp.	14,502	1,043,709

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2023 Annual Report	19

Schedule of investments (cont’d)

September 30, 2023

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Aerospace & Defense — continued
Textron Inc.	2,011	$157,140
TransDigm Group Inc.	549	462,878	*
Total Aerospace & Defense		5,537,584
Air Freight & Logistics — 0.5%
CH Robinson Worldwide Inc.	1,163	100,169
Expeditors International of Washington Inc.	1,439	164,953
FedEx Corp.	2,310	611,965
United Parcel Service Inc., Class B Shares	7,271	1,133,331
Total Air Freight & Logistics		2,010,418
Building Products — 0.4%
Allegion PLC	858	89,404
AO Smith Corp.	1,255	82,993
Carrier Global Corp.	8,400	463,680
Johnson Controls International PLC	6,892	366,723
Masco Corp.	2,277	121,706
Trane Technologies PLC	2,260	458,576
Total Building Products		1,583,082
Commercial Services & Supplies — 0.5%
Cintas Corp.	875	420,884
Copart Inc.	8,653	372,858	*
Republic Services Inc.	2,047	291,718
Rollins Inc.	2,383	88,957
Waste Management Inc.	3,671	559,607
Total Commercial Services & Supplies		1,734,024
Construction & Engineering — 0.1%
Quanta Services Inc.	1,454	272,000
Electrical Equipment — 0.6%
AMETEK Inc.	2,317	342,360
Eaton Corp. PLC	4,005	854,186
Emerson Electric Co.	5,702	550,642
Generac Holdings Inc.	624	67,991	*
Rockwell Automation Inc.	1,162	332,181
Total Electrical Equipment		2,147,360
Ground Transportation — 0.8%
CSX Corp.	19,961	613,801
J.B. Hunt Transport Services Inc.	836	157,603
Norfolk Southern Corp.	2,278	448,606
Old Dominion Freight Line Inc.	909	371,908
Union Pacific Corp.	6,108	1,243,772
Total Ground Transportation		2,835,690

See Notes to Financial Statements.

20	Franklin S&P 500 Index Fund 2023 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Industrial Conglomerates — 0.8%
3M Co.	5,542	$518,842
General Electric Co.	10,902	1,205,216
Honeywell International Inc.	6,618	1,222,610
Total Industrial Conglomerates		2,946,668
Machinery — 1.8%
Caterpillar Inc.	5,099	1,392,027
Cummins Inc.	1,413	322,814
Deere & Co.	2,731	1,030,625
Dover Corp.	1,420	198,104
Fortive Corp.	3,567	264,529
IDEX Corp.	745	154,975
Illinois Tool Works Inc.	2,773	638,650
Ingersoll Rand Inc.	4,038	257,301
Nordson Corp.	534	119,173
Otis Worldwide Corp.	4,114	330,395
PACCAR Inc.	5,278	448,736
Parker-Hannifin Corp.	1,281	498,975
Pentair PLC	1,662	107,615
Snap-on Inc.	534	136,202
Stanley Black & Decker Inc.	1,556	130,050
Westinghouse Air Brake Technologies Corp.	1,804	191,711
Xylem Inc.	2,408	219,200
Total Machinery		6,441,082
Passenger Airlines — 0.2%
Alaska Air Group Inc.	1,275	47,277	*
American Airlines Group Inc.	6,327	81,049	*
Delta Air Lines Inc.	6,374	235,838
Southwest Airlines Co.	5,962	161,391
United Airlines Holdings Inc.	3,232	136,714	*
Total Passenger Airlines		662,269
Professional Services — 0.8%
Automatic Data Processing Inc.	4,103	987,100
Broadridge Financial Solutions Inc.	1,181	211,458
Ceridian HCM Holding Inc.	1,527	103,607	*
Equifax Inc.	1,239	226,960
Jacobs Solutions Inc.	1,292	176,358
Leidos Holdings Inc.	1,417	130,590
Paychex Inc.	3,194	368,364
Paycom Software Inc.	493	127,820

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2023 Annual Report	21

Schedule of investments (cont’d)

September 30, 2023

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Professional Services — continued
Robert Half Inc.	1,121	$82,147
Verisk Analytics Inc.	1,454	343,493
Total Professional Services		2,757,897
Trading Companies & Distributors — 0.2%
Fastenal Co.	5,748	314,071
United Rentals Inc.	691	307,198
W.W. Grainger Inc.	453	313,403
Total Trading Companies & Distributors		934,672
Total Industrials		29,862,746
Information Technology — 27.3%
Communications Equipment — 0.9%
Arista Networks Inc.	2,506	460,928	*
Cisco Systems Inc.	40,767	2,191,634
F5 Inc.	599	96,523	*
Juniper Networks Inc.	3,291	91,457
Motorola Solutions Inc.	1,653	450,013
Total Communications Equipment		3,290,555
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A Shares	5,965	501,000
CDW Corp.	1,352	272,779
Corning Inc.	7,691	234,345
Keysight Technologies Inc.	1,778	235,247	*
TE Connectivity Ltd.	3,140	387,884
Teledyne Technologies Inc.	464	189,581	*
Trimble Inc.	2,474	133,250	*
Zebra Technologies Corp., Class A Shares	507	119,921	*
Total Electronic Equipment, Instruments & Components		2,074,007
IT Services — 1.2%
Accenture PLC, Class A Shares	6,308	1,937,250
Akamai Technologies Inc.	1,529	162,900	*
Cognizant Technology Solutions Corp., Class A Shares	5,055	342,426
DXC Technology Co.	2,319	48,305	*
EPAM Systems Inc.	564	144,209	*
Gartner Inc.	789	271,108	*
International Business Machines Corp.	9,095	1,276,028
VeriSign Inc.	923	186,935	*
Total IT Services		4,369,161
Semiconductors & Semiconductor Equipment — 7.4%
Advanced Micro Devices Inc.	16,157	1,661,263	*
Analog Devices Inc.	5,003	875,975

See Notes to Financial Statements.

22	Franklin S&P 500 Index Fund 2023 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Applied Materials Inc.	8,391	$1,161,734
Broadcom Inc.	4,129	3,429,465
Enphase Energy Inc.	1,392	167,249	*
First Solar Inc.	1,077	174,032	*
Intel Corp.	41,873	1,488,585
KLA Corp.	1,369	627,905
Lam Research Corp.	1,331	834,231
Microchip Technology Inc.	5,395	421,080
Micron Technology Inc.	11,034	750,643
Monolithic Power Systems Inc.	478	220,836
NVIDIA Corp.	24,722	10,753,823
NXP Semiconductors NV	2,592	518,193
ON Semiconductor Corp.	4,327	402,195	*
Qorvo Inc.	1,019	97,284	*
QUALCOMM Inc.	11,155	1,238,874
Skyworks Solutions Inc.	1,602	157,941
SolarEdge Technologies Inc.	555	71,878	*
Teradyne Inc.	1,534	154,106
Texas Instruments Inc.	9,113	1,449,058
Total Semiconductors & Semiconductor Equipment		26,656,350
Software — 10.0%
Adobe Inc.	4,560	2,325,144	*
ANSYS Inc.	875	260,356	*
Autodesk Inc.	2,137	442,167	*
Cadence Design Systems Inc.	2,728	639,170	*
Fair Isaac Corp.	250	217,133	*
Fortinet Inc.	6,583	386,290	*
Gen Digital Inc.	5,598	98,973
Intuit Inc.	2,795	1,428,077
Microsoft Corp.	74,366	23,481,065
Oracle Corp.	15,750	1,668,240
Palo Alto Networks Inc.	3,082	722,544	*
PTC Inc.	1,145	162,224	*
Roper Technologies Inc.	1,072	519,148
Salesforce Inc.	9,740	1,975,077	*
ServiceNow Inc.	2,047	1,144,191	*
Synopsys Inc.	1,529	701,765	*
Tyler Technologies Inc.	426	164,496	*
Total Software		36,336,060

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2023 Annual Report	23

Schedule of investments (cont’d)

September 30, 2023

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 7.2%
Apple Inc.	147,091	$25,183,450
Hewlett Packard Enterprise Co.	13,065	226,939
HP Inc.	8,729	224,335
NetApp Inc.	2,160	163,901
Seagate Technology Holdings PLC	1,986	130,977
Western Digital Corp.	3,235	147,613	*
Total Technology Hardware, Storage & Peripherals		26,077,215
Total Information Technology		98,803,348
Materials — 2.4%
Chemicals — 1.7%
Air Products & Chemicals Inc.	2,205	624,897
Albemarle Corp.	1,177	200,137
Celanese Corp.	990	124,265
CF Industries Holdings Inc.	1,985	170,194
Corteva Inc.	7,171	366,868
Dow Inc.	7,114	366,798
DuPont de Nemours Inc.	4,512	336,550
Eastman Chemical Co.	1,164	89,302
Ecolab Inc.	2,535	429,429
FMC Corp.	1,278	85,588
International Flavors & Fragrances Inc.	2,570	175,197
Linde PLC	4,900	1,824,515
LyondellBasell Industries NV, Class A Shares	2,575	243,852
Mosaic Co.	3,229	114,952
PPG Industries Inc.	2,369	307,496
Sherwin-Williams Co.	2,353	600,133
Total Chemicals		6,060,173
Construction Materials — 0.1%
Martin Marietta Materials Inc.	621	254,908
Vulcan Materials Co.	1,325	267,677
Total Construction Materials		522,585
Containers & Packaging — 0.2%
Amcor PLC	14,435	132,224
Avery Dennison Corp.	819	149,607
Ball Corp.	3,232	160,889
International Paper Co.	3,593	127,444
Packaging Corp. of America	880	135,124
Sealed Air Corp.	1,463	48,074
Westrock Co.	2,568	91,934
Total Containers & Packaging		845,296

See Notes to Financial Statements.

24	Franklin S&P 500 Index Fund 2023 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Metals & Mining — 0.4%
Freeport-McMoRan Inc.	14,207	$529,779
Newmont Corp.	7,910	292,275
Nucor Corp.	2,457	384,152
Steel Dynamics Inc.	1,611	172,731
Total Metals & Mining		1,378,937
Total Materials		8,806,991
Real Estate — 2.4%
Health Care REITs — 0.2%
Healthpeak Properties Inc.	5,143	94,426
Ventas Inc.	3,962	166,919
Welltower Inc.	5,174	423,854
Total Health Care REITs		685,199
Hotel & Resort REITs — 0.0%††
Host Hotels & Resorts Inc.	7,187	115,495
Industrial REITs — 0.3%
Prologis Inc.	9,205	1,032,893
Office REITs — 0.1%
Alexandria Real Estate Equities Inc.	1,573	157,457
Boston Properties Inc.	1,405	83,570
Total Office REITs		241,027
Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A Shares	3,122	230,591	*
CoStar Group Inc.	4,107	315,787	*
Total Real Estate Management & Development		546,378
Residential REITs — 0.3%
AvalonBay Communities Inc.	1,431	245,760
Camden Property Trust	1,100	104,038
Equity Residential	3,408	200,084
Essex Property Trust Inc.	633	134,253
Invitation Homes Inc.	5,811	184,150
Mid-America Apartment Communities Inc.	1,198	154,123
UDR Inc.	3,060	109,150
Total Residential REITs		1,131,558
Retail REITs — 0.3%
Federal Realty Investment Trust	775	70,238
Kimco Realty Corp.	6,108	107,440
Realty Income Corp.	7,019	350,529
Regency Centers Corp.	1,607	95,520
Simon Property Group Inc.	3,272	353,474
Total Retail REITs		977,201

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2023 Annual Report	25

Schedule of investments (cont’d)

September 30, 2023

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Specialized REITs — 1.0%
American Tower Corp.	4,664	$766,995
Crown Castle Inc.	4,336	399,042
Digital Realty Trust Inc.	3,046	368,627
Equinix Inc.	937	680,506
Extra Space Storage Inc.	2,127	258,601
Iron Mountain Inc.	2,914	173,237
Public Storage	1,582	416,889
SBA Communications Corp.	1,078	215,783
VICI Properties Inc.	10,211	297,140
Weyerhaeuser Co.	7,410	227,190
Total Specialized REITs		3,804,010
Total Real Estate		8,533,761
Utilities — 2.4%
Electric Utilities — 1.6%
Alliant Energy Corp.	2,542	123,160
American Electric Power Co. Inc.	5,138	386,480
Constellation Energy Corp.	3,224	351,674
Duke Energy Corp.	7,710	680,485
Edison International	3,891	246,261
Entergy Corp.	2,156	199,430
Evergy Inc.	2,276	115,393
Eversource Energy	3,461	201,257
Exelon Corp.	9,919	374,839
FirstEnergy Corp.	5,088	173,908
NextEra Energy Inc.	20,182	1,156,227
NRG Energy Inc.	2,321	89,405
PG&E Corp.	20,806	335,601	*
Pinnacle West Capital Corp.	1,102	81,195
PPL Corp.	7,334	172,789
Southern Co.	10,990	711,273
Xcel Energy Inc.	5,486	313,909
Total Electric Utilities		5,713,286
Gas Utilities — 0.0%††
Atmos Energy Corp.	1,521	161,119
Independent Power and Renewable Electricity Producers — 0.0%††
AES Corp.	6,593	100,214
Multi-Utilities — 0.7%
Ameren Corp.	2,679	200,470
CenterPoint Energy Inc.	6,461	173,478
CMS Energy Corp.	2,875	152,691

See Notes to Financial Statements.

26	Franklin S&P 500 Index Fund 2023 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Multi-Utilities — continued
Consolidated Edison Inc.		3,506	$299,868
Dominion Energy Inc.		8,475	378,578
DTE Energy Co.		2,097	208,190
NiSource Inc.		4,073	100,522
Public Service Enterprise Group Inc.		4,990	283,981
Sempra		6,285	427,568
WEC Energy Group Inc.		3,162	254,699
Total Multi-Utilities			2,480,045
Water Utilities — 0.1%
American Water Works Co. Inc.		1,932	239,240
Total Utilities			8,693,904
Total Investments before Short-Term Investments (Cost — $122,418,145)			359,722,975

	Rate
Short-Term Investments — 0.6%
Invesco Treasury Portfolio, Institutional Class
(Cost — $2,284,364)	5.262%	2,284,364	2,284,364	(b)
Total Investments — 99.9% (Cost — $124,702,509)			362,007,339
Other Assets in Excess of Liabilities — 0.1%			223,100
Total Net Assets — 100.0%			$362,230,439

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Investment in affiliate. This security is a component of the S&P 500 Index in which the Fund invests (Note 8).

(b)	Rate shown is one-day yield as of the end of the reporting period.

At September 30, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
E-mini S&P 500 Index	12	12/23	$2,660,810	$2,595,300	$(65,510)

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2023 Annual Report	27

Statement of assets and liabilities

September 30, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $124,652,484)	$361,937,704
Investments in affiliated securities, at value (Cost — $50,025)	69,635
Cash	3,487
Dividends receivable from unaffiliated investments	266,718
Deposits with brokers for open futures contracts	156,800
Receivable for Fund shares sold	143,900
Dividends receivable from affiliated investments	850
Prepaid expenses	1,182
Total Assets	362,580,276

Liabilities:
Investment management fee payable	83,559
Transfer agent fees payable	56,718
Payable for Fund shares repurchased	56,609
Service and/or distribution fees payable	56,305
Audit and tax fees payable	40,490
Fund accounting fees payable	22,748
Payable to brokers — net variation margin on open futures contracts	8,478
Trustees’ fees payable	4,340
Payable for securities purchased	3,487
Accrued expenses	17,103
Total Liabilities	349,837
Total Net Assets	$362,230,439

Net Assets:
Par value (Note 7)	$108
Paid-in capital in excess of par value	126,524,183
Total distributable earnings (loss)	235,706,148
Total Net Assets	$362,230,439

Net Assets:
Class A	$332,982,318
Class D	$29,248,121

Shares Outstanding:
Class A	9,961,216
Class D	865,483

Net Asset Value:
Class A	$33.43
Class D	$33.79

See Notes to Financial Statements.

28	Franklin S&P 500 Index Fund 2023 Annual Report

Statement of operations

For the Year Ended September 30, 2023

Investment Income:
Dividends from unaffiliated investments	$5,670,661
Dividends from affiliated investments	3,288
Interest	9,721
Less: Foreign taxes withheld	(1,463)
Total Investment Income	5,682,207

Expenses:
Investment management fee (Note 2)	840,092
Service and/or distribution fees (Notes 2 and 5)	614,262
Transfer agent fees (Note 5)	231,067
Registration fees	78,993
Fund accounting fees	68,134
Legal fees	40,361
Audit and tax fees	39,490
Standard & Poor’s license fees	33,604
Trustees’ fees	23,621
Shareholder reports	12,484
Commitment fees (Note 9)	3,330
Insurance	1,937
Custody fees	1,617
Interest expense	1,421
Miscellaneous expenses	5,207
Total Expenses	1,995,620
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(237,413)
Net Expenses	1,758,207
Net Investment Income	3,924,000

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(474,486)
Futures contracts	57,129
Net Realized Loss	(417,357)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	56,085,257
Investments in affiliated securities	7,932
Futures contracts	173,717
Change in Net Unrealized Appreciation (Depreciation)	56,266,906
Net Gain on Investments and Futures Contracts	55,849,549
Increase in Net Assets From Operations	$59,773,549

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2023 Annual Report	29

Statements of changes in net assets

For the Years Ended September 30,	2023	2022

Operations:
Net investment income	$3,924,000	$3,169,889
Net realized gain (loss)	(417,357)	10,362,332
Change in net unrealized appreciation (depreciation)	56,266,906	(68,416,908)
Increase (Decrease) in Net Assets From Operations	59,773,549	(54,884,687)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(12,266,498)	(18,643,499)
Decrease in Net Assets From Distributions to Shareholders	(12,266,498)	(18,643,499)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	56,564,785	55,672,638
Reinvestment of distributions	12,188,993	18,420,393
Cost of shares repurchased	(39,832,914)	(62,641,604)
Increase in Net Assets From Fund Share Transactions	28,920,864	11,451,427
Increase (Decrease) in Net Assets	76,427,915	(62,076,759)

Net Assets:
Beginning of year	285,802,524	347,879,283
End of year	$362,230,439	$285,802,524

See Notes to Financial Statements.

30	Franklin S&P 500 Index Fund 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$28.74	$35.94	$29.50	$27.21	$27.71

Income (loss) from operations:
Net investment income	0.37	0.31	0.29	0.36	0.37
Net realized and unrealized gain (loss)	5.53	(5.58)	8.02	3.47	0.48
Total income (loss) from operations	5.90	(5.27)	8.31	3.83	0.85

Less distributions from:
Net investment income	(0.33)	(0.26)	(0.35)	(0.40)	(0.34)
Net realized gains	(0.88)	(1.67)	(1.52)	(1.14)	(1.01)
Total distributions	(1.21)	(1.93)	(1.87)	(1.54)	(1.35)

Net asset value, end of year	$33.43	$28.74	$35.94	$29.50	$27.21
Total return[2]	20.99%	(15.77)%	29.24%	14.55%	3.64%

Net assets, end of year (millions)	$333	$260	$318	$263	$254

Ratios to average net assets:
Gross expenses	0.61%	0.61%	0.59%	0.61%	0.61%
Net expenses[3,4]	0.54	0.57	0.59	0.59	0.59
Net investment income	1.15	0.91	0.86	1.31	1.43

Portfolio turnover rate	3%	9%	3%	3%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective June 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.54%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. Prior to June 1, 2022, the expense limitation was 0.59%.

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2023 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class D Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$29.05	$36.30	$29.77	$27.44	$27.94

Income (loss) from operations:
Net investment income	0.44	0.39	0.36	0.41	0.42
Net realized and unrealized gain (loss)	5.58	(5.65)	8.10	3.51	0.48
Total income (loss) from operations	6.02	(5.26)	8.46	3.92	0.90

Less distributions from:
Net investment income	(0.40)	(0.32)	(0.41)	(0.45)	(0.39)
Net realized gains	(0.88)	(1.67)	(1.52)	(1.14)	(1.01)
Total distributions	(1.28)	(1.99)	(1.93)	(1.59)	(1.40)

Net asset value, end of year	$33.79	$29.05	$36.30	$29.77	$27.44
Total return[2]	21.23%	(15.60)%	29.52%	14.78%	3.83%

Net assets, end of year (000s)	$29,248	$25,890	$29,592	$23,555	$19,833

Ratios to average net assets:
Gross expenses	0.42%	0.43%	0.40%	0.43%	0.43%
Net expenses[3,4]	0.34	0.37	0.39	0.39	0.39
Net investment income	1.35	1.11	1.06	1.51	1.63

Portfolio turnover rate	3%	9%	3%	3%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective June 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 0.34%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. Prior to June 1, 2022, the expense limitation was 0.39%.

See Notes to Financial Statements.

32	Franklin S&P 500 Index Fund 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Franklin S&P 500 Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Franklin S&P 500 Index Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

34	Franklin S&P 500 Index Fund 2023 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$359,722,975	—	—	$359,722,975
Short-Term Investments†	2,284,364	—	—	2,284,364
Total Investments	$362,007,339	—	—	$362,007,339

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$65,510	—	—	$65,510

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Franklin S&P 500 Index Fund 2023 Annual Report	35

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not

36	Franklin S&P 500 Index Fund 2023 Annual Report

limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2023, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

Franklin S&P 500 Index Fund 2023 Annual Report	37

Notes to financial statements (cont’d)

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(86,543)	$86,543

(a)	Reclassifications are due to distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Western Asset

38	Franklin S&P 500 Index Fund 2023 Annual Report

Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Franklin Advisers a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and Class D shares did not exceed 0.54% and 0.34%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

During the year ended September 30, 2023, fees waived and/or expenses reimbursed amounted to $237,413.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. For the year ended September 30, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $16,851 was earned by Investor Services.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

Franklin S&P 500 Index Fund 2023 Annual Report	39

Notes to financial statements (cont’d)

3. Investments

During the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$30,595,477
Sales	8,742,863

At September 30, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$128,622,747	$239,745,374	$(6,360,782)	$233,384,592
Futures contracts	—	—	(65,510)	(65,510)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2023.

LIABILITY DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$65,510

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$57,129

40	Franklin S&P 500 Index Fund 2023 Annual Report

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$173,717

During the year ended September 30, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$4,445,341

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$614,262	$209,182
Class D	—	21,885
Total	$614,262	$231,067

For the year ended September 30, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$214,767
Class D	22,646
Total	$237,413

6. Distributions to shareholders by class

	Year Ended September 30, 2023	Year Ended September 30, 2022
Net Investment Income:
Class A	$3,046,883	$2,327,870
Class D	348,399	272,134
Total	$3,395,282	$2,600,004

Net Realized Gains:
Class A	$8,099,420	$14,658,269
Class D	771,796	1,385,226
Total	$8,871,216	$16,043,495

Franklin S&P 500 Index Fund 2023 Annual Report	41

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At September 30, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,663,292	$54,316,370	1,426,131	$49,697,185
Shares issued on reinvestment	367,734	11,068,798	460,552	16,763,033
Shares repurchased	(1,112,016)	(35,548,097)	(1,699,753)	(57,594,509)
Net increase	919,010	$29,837,071	186,930	$8,865,709

Class D
Shares sold	69,242	$2,248,415	174,943	$5,975,453
Shares issued on reinvestment	36,861	1,120,195	45,028	1,657,360
Shares repurchased	(131,805)	(4,284,817)	(144,026)	(5,047,095)
Net increase (decrease)	(25,702)	$(916,207)	75,945	$2,585,718

8. Transactions with affiliated company

The Fund invests in securities that are components of the S&P 500 Index. Franklin

Resources Inc. is a component of the S&P 500 Index and is considered to be affiliated with the Fund. Investments in Franklin Resources Inc. were made in accordance to its proportional weighting in the S&P 500 Index. The following transactions were effected in shares of Franklin Resources Inc. for the year ended September 30, 2023:

	Affiliate Value at September 30,	Purchased		Sold
	2022	Cost	Shares	Proceeds	Shares
Franklin Resources Inc.	$57,200	$4,503	175	—	—

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2023
Franklin Resources Inc.	—	$3,288	$7,932	$69,635

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit

42	Franklin S&P 500 Index Fund 2023 Annual Report

Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended September 30, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$3,544,267	$3,176,045
Net long-term capital gains	8,722,231	15,467,454
Total distributions paid	$12,266,498	$18,643,499

As of September 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$2,899,436
Deferred capital losses*	(533,055)
Other book/tax temporary differences(a)	20,685
Unrealized appreciation (depreciation)(b)	233,319,082
Total distributable earnings (loss) — net	$235,706,148

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.

11. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity

Franklin S&P 500 Index Fund 2023 Annual Report	43

Notes to financial statements (cont’d)

security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

44	Franklin S&P 500 Index Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of Franklin S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin S&P 500 Index Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 20, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Franklin S&P 500 Index Fund 2023 Annual Report	45

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Investment Trust (the “Trust”) held on May 3-4, 2023, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Franklin S&P 500 Index Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which Franklin Advisers, Inc. (“Franklin Advisers”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with Franklin Advisers, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2023 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the

46	Franklin S&P 500 Index Fund

proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs, derivatives risk management programs, cybersecurity programs and valuation-related policies, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational,

Franklin S&P 500 Index Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of funds (including the Fund) classified as S&P 500 index funds by Lipper, showed, among other data, that the performance of the Fund’s Class A shares for the 1-, 3-, 5- and 10-year periods ended December 31, 2022 was below the median performance of the funds in the Performance Universe for the 3-, 5- and 10-year periods and was approximately equivalent to the median performance of the funds in the Performance Universe for the 1-year period. The Board noted the explanations from the Manager and Franklin Advisers concerning the reasons for the Fund’s relative performance versus the peer group for the various periods.

48	Franklin S&P 500 Index Fund

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and each Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager after giving effect to breakpoints and waivers, if any (the “Actual Management Fee”), in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including third-party sub-advisers fund.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of retail no-load funds consisting of ten S&P 500 index funds (including the

Franklin S&P 500 Index Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all retail no-load S&P 500 index funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was approximately equivalent to the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was approximately equivalent to the median of management fees paid by the funds in the Expense Group and above the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was above the median of the total expense ratios of the funds in the Expense Group and above the median of the actual total expense ratios of the funds in the Expense Universe. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Group. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2024.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had previously been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board also noted the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the appointment of an affiliate of the Manager as the transfer agent of the Fund.

50	Franklin S&P 500 Index Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates received were reasonable.

Franklin S&P 500 Index Fund	51

Statement regarding liquidity risk management program (unaudited)

Each of the Franklin Templeton and Legg Mason Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

52	Franklin S&P 500 Index Fund

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees held in May 2023, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2022. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Franklin S&P 500 Index Fund	53

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin S&P 500 Index Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

54	Franklin S&P 500 Index Fund

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Franklin S&P 500 Index Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

56	Franklin S&P 500 Index Fund

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 124 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	124
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Franklin S&P 500 Index Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

58	Franklin S&P 500 Index Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Franklin S&P 500 Index Fund	59

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2023:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$8,731,258
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$5,018,826
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$5,194,200
Short-Term Capital Gain Dividends Distributed	§	871(k)(2)(C)	$132,926
Qualified Business Income Dividends Earned	§	199A	$182,838

60	Franklin S&P 500 Index Fund

Franklin

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Franklin S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

Franklin S&P 500 Index Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College

Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD04121 11/23 SR23-4752

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2022 and September 30, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,125 in September 30, 2022 and $116,316 in September 30, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2022 and $0 in September 30, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $50,000 in September 30, 2022 and $40,000 in September 30, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in September 30, 2022 and $0 in September 30, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $785,604 in September 30, 2022 and $799,106 in September 30, 2023.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 28, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 28, 2023